UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2005

NETWORTH TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FILE NUMBER 0-27842
(Commission File Number)

DELAWARE	54-1778587
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification)

6499 N.W. 9th Avenue, Suite 304
Ft. Lauderdale, Florida 33309
(Address of Principal Executive Offices)

(954) 670-2300
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 19, 2005, Networth Technologies, Inc. (the "Company"), Solution Technology International, Inc., a Delaware corporation ("STI") and STI Acquisition Corp. entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which the Company will issue shares equal to 90% of the outstanding shares at the date of the merger for 100% of the outstanding shares of STI. As a result of the Agreement, the transaction will be treated for accounting purposes as a reverse merger by the accounting acquirer (STI).

The consummation of the transaction is subject to the satisfaction of certain conditions, including the filing of the Company’s Form 10-Q for the period ended March 31, 2005 that was filed June 6, 2005 by the Company, the sale, spin-out or divestiture of the Company’s interest in Networth Systems, Inc. and certain customary conditions in similar transactions, including requisite consents, the truth and accuracy of the parties' respective representations and warranties t and the lack of any material adverse changes since the execution and delivery of the Agreement. Upon the closing, any outstanding warrants of STI will be exercisable into, and any shares issuable will be, shares of Common Stock of the Company.

The Agreement also contemplates that, concurrent with the closing of the transaction, (a) the Board of Directors of the Company shall resign and the vacancies created thereby shall be filled with the appointees of the current STI stockholders who shall fill such posts until the next annual election of directors and (b) all current officers of the Company shall resign from their positions with the Company, with new officers to be appointed by the new Board members.

The foregoing summary of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement attached as Exhibit 10.1 hereto, and which is hereby incorporated herein by reference.

For a copy of the Press Release in respect of the Agreement, see the Press Release that is attached hereto and incorporated herein by reference as Exhibit 99.1; see also Item 9.01.

Item 3.02. Unregistered Sales of Equity Securities.

As noted in Item 1.01 above, the Company contemplates issuing shares of Common Stock to the STI stockholders at the closing of the transaction. The Company's Common Stock to be issued in this transaction will constitute restricted securities that are exempt from the registration requirements of the Securities Act of 1933, as amended, in reliance on the exemption provided by Rule 506 of Regulation D of the Act.

Item 5.01. Changes in Control of Registrant.

See Item 1.01 above.

Item 7.01. Regulation FD Disclosure.

See the Press Release and attached hereto and incorporated herein by reference as Exhibit 99.1; see also Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Agreement and Plan of Merger, dated May 19, 2005, by and among Networth Technologies, Inc., Solution Technology International, Inc. and STI Acquisition Corp.

99.1. Press Release dated June 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 15, 2005

NETWORTH TECHNOLOGIES, INC.

By:	/s/ Anthony Joffe
Anthony Joffe
Chief Executive Officer and Principal Accounting Officer